THIS AGREEMENT MADE as of the 18th day of January, 1999

BETWEEN:

         POWERSOFT TECHNOLOGIES, INC.
         1088-650 West Georgia Street
         P.O. Box 11586
         Vancouver, B.C.
         Canada V6B 4N8

         (hereinafter called the "Vendor")

         AND

         SAR TRADING LIMITED.
         10th Floor, Lippo Protective Tower
         231-235 Gloucester Road
         Wanchai, Hong Kong

         (hereinafter called the "Purchaser")

WHEREAS:

A.   The Vendor is beneficial owner of:

     a total 100% of common shares (hereafter called the "VHKP Shares") in the capital stock of Vancouver Hong Kong Properties Limited;

     a total 100% common shares (hereafter called the "HFCA Shares") in the capital stock of Heng Fai China & Asia Industries Limited;

     a total 100% common shares (hereafter called the "HFCI Shares") in the capital stock of Heng Fai China Industries Limited;

     a total 100% common shares (hereafter called the "HFCIA Shares") in the capital stock of Heng Fai China Industries Acquisition Limited;

     a total 100% common shares (hereafter called the "HFM Shares") in the capital stock of Heng Fai Management Inc.;

     a total 100% common shares (hereafter called the "WCC Shares") in the capital stock of Worldwide Container Company Limited;

     a total 100% common shares (hereafter called the "GHK Shares") in the capital stock of Greatly Hong Kong Limited;

B. The Vendor is desirous of selling and the Purchaser Is desirous of purchasing the 100% of VHKP, HFCA, HFCI, HFCIA, HFM, WCC & GHK Shares on the terms and conditions hereinafter set out.

NOW THEREFORE THIS AGREEMENT WITNESSTH that in consideration of the premises and the mutual conversant and agreement hereafter contained, the parties hereto agree as follows:


1. The Vendor shall and do hereby sell 100% of the VHKP, HFCA, HFCI, HFCIA, HFM, WCC & GHK Shares to the Purchaser. For the consideration of the purchaser assuming US$4.838 million liability from the Vendor subsidiaries namely VHKP, HFCA, HFCI, HFCIA, HFM, WCC & GHK.

     The Vendor hereby agree to issue a two notes payable to the Purchaser for Total US$4.838 million.

     (a) Note I - US$1 million to be converted into share at $0,05 per share immediately.

     (b) Note II - US$3.838 million - The Note will be non-interest, bearing and the Note can be convertible into the Vendor Share at 15 days trading average price at the option of the Vendor by giving 7 trading days notice in writing to the purchaser. The Note can be converted at a minimum of $250,000 each conversion.

2. The Vendor undertakes to the purchaser at the time of closing the liability will not exceed US$4.838 million.

3. The Vendor covenants, represents and warrants that they hold the VHKP, HFCA, HFCI, HFCIA, HFM, WCC & GHK Shares free and clear of any liens, charges or encumbrances, have full power and authority to transfer the VHKP, HFCA, HFCIA, HFM, WCC & GHK Shares to the Purchaser.

4. Upon the execution for this Agreement the Vendor will deliver in the Purchaser's name the VHKP, HFCA, HFCIA, HFM, WCC & GHK Shares to the Purchaser and the Vendor will properly register the Purchaser's name in the shareholder's register.

5. The vendor agrees to deliver the VHKP, HFCA, HFCI, HFM, WCC & GHK Shares in the name of the Purchaser upon the effected payment by the "Note".

6. Each party shall bear its own legal and other costs, fees, and disbursements arising out of or incidental to the negotiation, the preparation and completion of this Agreement, and the stamp and transfer duty payable in respect of the sale and purchase of the Shares Sale shall be borne by the Purchaser.

7. This Agreement shall enure to the benefit of and be binding upon the parties hereto, and their respective heirs, administrators, successors and assigns.

8. This agreement is governed by and shall be construed in accordance with the laws of Hong Kong, and the parties hereto hereby submit to the jurisdiction of the Courts of Hong Kong in connection herewith but this Agreement may be enforced in any court of competent jurisdiction.

9. This agreement is also subject to all necessary regulatory compliance in the U.S.A. Governing a reporting company.

IN WITNESS WHEREOF the Parties hereto have executed this Agreement as of the day and year first above written.

SIGNED, SEALED AND DELIVERED BY
POWERSOFT TECHNOLOGIES, INC.
In the presence of:


Robert H. Trapp
-------------------------------------
Name

1088-650 West                              /s/ Robert H. Trapp
-------------------------------------      -------------------------------------
Address                                    POWERSOFT TECHNOLOGIES, INC.

Georgia St. Vancouver, BC
-------------------------------------

SIGNED, SEALED AND DELIVERED BY
SAR TRADING LIMITED
In the presence of:


Ng Hin Chau
-------------------------------------
Name

10th Floor, Lippo Protective             /s/ Ng Hin Chau
-------------------------------------    ---------------------------------------
Address                                  SAR TRADING LIMITED

Tower, 231-235 Gloucester Road
Wanchai, Hong Kong
-------------------------------------